SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2013 (December 31, 2012)

ZIPCAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35131	04-3599525
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 First Street, 4th Floor

Cambridge, MA 02141

(Address of principal executive offices, including zip code)

(617) 995-4231

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry Into a Material Definitive Agreement.

On December 31, 2012, Zipcar, Inc., a Delaware corporation (“Zipcar”), Avis Budget Group, Inc., a Delaware corporation (“Avis”), and Millennium Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Avis (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Avis has agreed to acquire all of the outstanding shares of Zipcar for $12.25 per share in cash, without interest, and pursuant to which Merger Sub will be merged with and into Zipcar with Zipcar continuing as the surviving corporation and a wholly-owned subsidiary of Avis (the “Merger”).

On the terms and subject to the conditions set forth in the Merger Agreement, which has been unanimously approved by the Board of Directors of Zipcar (the “Zipcar Board”), at the effective time of the Merger (the “Effective Time”), and as a result thereof, each share of common stock, par value $0.001 per share, of Zipcar (“Zipcar Common Stock”) that is issued and outstanding immediately prior to the Effective Time (other than Zipcar Common Stock owned by Avis, Merger Sub or any of their respective subsidiaries, or by Zipcar or any subsidiary of Zipcar, which will be canceled without payment of any consideration, and Zipcar Common Stock for which appraisal rights have been validly exercised and not withdrawn) will be converted into the right to receive $12.25 in cash, without interest (the “Merger Consideration”). Each outstanding option to purchase Zipcar Common Stock shall be accelerated, become fully vested and be cancelled prior to the Effective Time (each, an “Option”) and each holder of an Option shall be entitled to receive, in cash, the amount by which the Merger Consideration exceeds the exercise price of such Option multiplied by the number of shares of Zipcar Common Stock subject to such Option. Each outstanding warrant to purchase or otherwise acquire Zipcar Common Stock shall be accelerated, become fully vested and be cancelled at the Effective Time (each, a “Warrant”) and each holder of a Warrant shall be entitled to receive, in cash, the amount by which the Merger Consideration exceeds the exercise price of such Warrant multiplied by the number of shares of Zipcar Common Stock subject to such Warrant. Each restricted share of Zipcar Common Stock (each, a “Zipcar Restricted Share”) shall become fully vested at the Effective Time and shall be converted into the right to receive the Merger Consideration.

Avis and Zipcar have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants that: (i) Zipcar will conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) Zipcar will not engage in certain kinds of transactions during such period without the consent of Avis, (iii) Zipcar will cause a meeting of the Zipcar stockholders to be held to consider adoption of the Merger Agreement, and (iv) subject to certain customary exceptions, the Zipcar Board will recommend adoption of the Merger Agreement by its stockholders. Zipcar has also made certain additional customary covenants, including, among others, covenants not to: (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions designed to allow the Zipcar Board to fulfill its fiduciary duties to stockholders of Zipcar, enter into discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

Consummation of the Merger is subject to customary conditions, including (i) adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Zipcar Common Stock (the “Stockholder Approval”), (ii) the absence of any law or order prohibiting the consummation of the Merger, (iii) expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and any other applicable domestic or foreign antitrust or competition laws or regulations, and (iv) the absence of a material adverse effect with respect to Zipcar. The consummation of the Merger is not subject to a financing condition.

The Merger Agreement prohibits Zipcar from directly or indirectly initiating, soliciting or participating in or knowingly or intentionally taking any action to encourage or facilitate any Acquisition Proposal (as defined in the Merger Agreement); provided, however, that at any time prior to the receipt of the Stockholder Approval, Zipcar may, subject to the terms and conditions set forth in the Merger Agreement, furnish information to, and engage in discussions and negotiations with, a third party that makes an unsolicited Acquisition Proposal that the Zipcar Board determines in good faith constitutes or is reasonably likely to result in a Superior Proposal (as defined in the Merger Agreement). In the event that the Zipcar Board determines that such Acquisition Proposal constitutes a Superior Proposal and Zipcar complies with certain notice and other conditions set forth in the Merger Agreement, including providing Avis with a three (3) business day period to match or improve upon such Superior Proposal, and Avis does not deliver a proposal matching or improving upon such Superior Proposal, Zipcar may either (i) terminate the Merger Agreement to enter into a definitive agreement with respect to such Superior Proposal and pay a termination fee of $16,807,250 (the “Termination Fee”), or (ii) effect a Change of Company Board Recommendation (as defined in the Merger Agreement). Zipcar may also effect an Intervening Event Change of Recommendation (as defined in the Merger Agreement), subject to providing Avis with a three (3) business day period to make such adjustments in the terms and conditions of the Merger Agreement as would permit the Zipcar Board not to effect an Intervening Event Change of Recommendation.

The Merger Agreement contains certain termination rights for both Avis and Zipcar, and further provides that, upon termination of the Merger Agreement in certain circumstances, including if the Merger Agreement is terminated by Avis in the event the Zipcar Board effects a Change of Company Board Recommendation or an Intervening Event Change of Recommendation, Zipcar would be required to pay Avis the Termination Fee.

In connection with the parties’ entry into the Merger Agreement, the directors, executive officers and three holders of greater than 5% of the issued and outstanding shares of Zipcar Common Stock (the “Voting Parties”) have entered into separate voting agreements (the “Voting Agreements”) with Avis covering shares of Zipcar Common Stock legally or beneficially owned by the Voting Parties (the “Voting Party Shares”), which represent, in the aggregate, approximately 32% of Zipcar’s outstanding shares. Under the Voting Agreements, each Voting Party has agreed to vote his or her Voting Party Shares in favor of the Merger and against any Acquisition Proposal and certain other actions, proposals, transactions or agreements that could reasonably be expected to, among other things, result in a breach of any covenant, representation or warranty of Zipcar under the Merger Agreement or such Voting Party under the Voting Agreement or impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger. In addition, each of the Voting Parties has agreed not to make an Acquisition Proposal or initiate, solicit or engage in discussions with any other person regarding an Acquisition Proposal. Each Voting Party has further agreed to certain restrictions on the disposition of its Voting Party Shares, subject to the terms and conditions set forth in the Voting Agreements. The Voting Agreements provide that they will terminate upon the earlier of the effective time of (i) the Merger and (ii) any termination of the Merger Agreement in accordance with its terms.

The foregoing descriptions of the Merger, the Merger Agreement and the Voting Agreements do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference, and the full text of the Form of Voting Agreement, which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

The Merger Agreement governs the contractual rights between the parties in relation to the Merger. The Merger Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about Zipcar or Avis in Zipcar’s or Avis’ public reports filed with the Securities and Exchange Commission. In particular, the Merger Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Zipcar or Avis. The representations and warranties contained in the Merger Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality different from those generally applicable under the securities laws.

Item 8.01	Other Events.

On January 2, 2013, Zipcar issued a press release announcing the transaction described in Item 1.01 above. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

On January 2, 2013, Zipcar sent a written communication announcing the transaction described in Item 1.01 above to its employees. A copy of Zipcar’s communication to its employees is filed as Exhibit 99.2 hereto and incorporated herein by reference.

On January 2, 2013, Zipcar posted shareholder communications on Twitter regarding the transaction described in Item 1.01 above. A copy of Zipcar’s shareholder communications posted on Twitter is filed as Exhibit 99.3 hereto and incorporated herein by reference.

On January 2, 2013, Zipcar sent a written communication announcing the transaction described in Item 1.01 above to its members. A copy of Zipcar’s communication to its members is filed as Exhibit 99.4 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of December 31, 2012, by and among Avis Budget Group, Inc., Millennium Acquisition Sub, Inc. and Zipcar, Inc.*

2.2	Form of Voting Agreement, dated as of December 31, 2012, by and between Avis Budget Group, Inc. and the directors, executive officers and certain stockholders of Zipcar, Inc.

99.1	Press Release of Zipcar, Inc., dated as of January 2, 2013, announcing entry into the Merger Agreement.

99.2	Communication of Zipcar, Inc. to its employees, dated January 2, 2013, announcing entry into the Merger Agreement.

99.3	Communication of Zipcar, Inc. on Twitter relating to the Merger Agreement.

99.4	Communication of Zipcar, Inc. to its members, dated January 2, 2013, announcing entry into the Merger Agreement.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Zipcar agrees to furnish supplementally to the Securities and Exchange Commission (the “SEC”) a copy of any omitted schedule upon request.

Forward Looking Statements

Information set forth in this Current Report on Form 8–K contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed Merger and management’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to Zipcar on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on Zipcar’s results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Undue reliance should not be placed on any forward-looking statements, which speak only as of the date made. Neither Zipcar nor any other person can assume responsibility for the accuracy and completeness of forward looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Zipcar’s control. These factors include (without limitation): failure to satisfy any condition to closing of the Merger and that, in such case, Zipcar’s business will have been adversely affected during the pendency of the Merger; failure to consummate or delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. Zipcar undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information, please refer to Zipcar’s most recent Form 10–K, 10–Q and 8–K reports filed with the SEC.

Additional Information about the Proposed Transaction and Where You Can Find It

Zipcar will file with the SEC preliminary and definitive proxy statements and other relevant materials in connection with the proposed acquisition of Zipcar by Avis. The definitive proxy statement will be mailed to Zipcar stockholders. Before making any voting or investment decisions with respect to the transaction, investors and security holders of Zipcar are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the transaction and Zipcar. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by accessing Zipcar’s website at www.zipcar.com by clicking on the “Investor Relations” link, then clicking on the “Financial Information” link, and then clicking on the “SEC Filings” link, or by writing to Zipcar at 25 First Street, 4th Floor, Cambridge, Massachusetts 02141.

Information Regarding Participants

Zipcar and its directors, executive officers and certain other members of management and employees may solicit proxies from Zipcar stockholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Zipcar stockholders in connection with the proposed Merger will be set forth in the proxy statement when it is filed with the SEC. You can find information about Zipcar’s executive officers and directors in its definitive proxy statement filed with the SEC on April 12, 2012. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing the Zipcar website and clicking on the “Investor Relations” link, then clicking on the “Financial Information” link, and then clicking on the “SEC Filings” link.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIPCAR, INC.

(Registrant)

By:	/s/ Dean J. Breda
Dean J. Breda
General Counsel and Secretary

Date: January 2, 2013

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of December 31, 2012, by and among Avis Budget Group, Inc., Millennium Acquisition Sub, Inc. and Zipcar, Inc.*

2.2	Form of Voting Agreement, dated as of December 31, 2012, by and between Avis Budget Group, Inc. and the directors, executive officers and certain stockholders of Zipcar, Inc.

99.1	Press Release of Zipcar, Inc., dated as of January 2, 2013, announcing entry into the Merger Agreement.

99.2	Communication of Zipcar, Inc. to its employees, dated January 2, 2013, announcing entry into the Merger Agreement.

99.3	Communication of Zipcar, Inc. on Twitter relating to the Merger Agreement.

99.4	Communication of Zipcar, Inc. to its members, dated January 2, 2013, announcing entry into the Merger Agreement.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Zipcar agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.